Exhibit 10.4

CERECOR INC.

2011 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1                               “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.  The occurrence of Acquisition Event shall be determined by the Committee in its sole discretion.

2.2                               “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee; provided, however, that if the Common Stock subject to any Award does not constitute “service recipient stock” for purposes of Section 409A of the Code the Company intends that such award shall be designed to comply with Section 409A of the Code.

2.3                               “Award” means any award under the Plan of any Stock Option, Restricted Stock or Other Stock-Based Award.  All Awards shall be subject to the terms of, a written or electronic agreement executed by the Company and the Participant.   Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

2.4                               “Board” means the Board of Directors of the Company.

2.5                               “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following:  (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s dishonesty, fraud, material insubordination, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award or an Award agreement that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.  With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6                               “Change in Control” Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended), other than a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities, (ii) the Company merges or consolidates with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (iii) the sale or disposition by the Company, in one transaction or a series of transactions, of all or substantially all the Company’s assets, or (iv) the dissolution, liquidation or winding up of the Company.

2.7                               “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.8                               “Committee” means a committee of the Board appointed from time to time by the Board.  Notwithstanding the foregoing, if and to the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board.

2.9                               “Common Stock” means the common stock of the Company, par value $0.001 per share.

2.10                        “Company” means Cerecor Inc., a Delaware corporation, and its successors by operation of law.

2.11                        “Consultant” means any Person who provides bona fide consulting or advisory services to the Company or its Affiliates.

2.12                        “Detrimental Activity” means:

(a)                                 disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliate, acquired by the Participant at any time prior to the Participant’s Termination;

(b)                                 any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause;

(c)                                  (i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by any person, firm or corporation that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other persons on behalf of any such person, firm or corporation, or assisting any such person, firm or corporation in taking such action; (iv) directly or indirectly soliciting, raiding, enticing or inducing any person, firm or corporation who or which is, or at any time from and after the date of grant of the Award was, a customer or prospective customer of the Company or of any of its Affiliates to become a customer for the same or similar products or services that it purchased from the Company or any of its Affiliates, or any other person, firm or corporation, or approaching any such customer for such purpose or authorize or knowingly approving the taking of such actions by any other person;

(d)                                 the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or an Affiliate, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or an Affiliate;

(e)                                  the Participant’s Disparagement, or inducement of others to do so, of the Company or an Affiliate or their past and present officers, directors, employees or products;

(f)                                   a breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation or confidentiality agreement).

Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.  For purposes of subsections (a), (c) and (d) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.13                        “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code.  A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.  Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.14                        “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship that could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.15                        “Effective Date” means the effective date of the Plan as defined in Article XV.

2.16                        “Eligible Employee” means each employee of the Company or an Affiliate.

2.17                        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.  Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18                        “Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.19                        “Fair Market Value” means, unless otherwise required by any applicable provision of the Code, as of any date and except as provided below, (a) the last sales price reported for the Common Stock on the applicable date as reported on the principal established securities market on which it is then traded or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; or (b) if the Company’s Common Stock is not traded on any established securities market, the price as determined by the Committee in whatever manner it considers appropriate, taking into account the requirements of Section 409A of the Code.  For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted.  For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.

2.20                        “Family Member” means “family member” as defined in Rule 701 under the Securities Act or, following the filing of a Form S-8 pursuant to the Securities Act with respect to the Plan, as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21                        “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22                        “Non-Employee Director” means a director or a member of the Board of the Company or an Affiliate who is not an active employee of the Company or an Affiliate.

2.23                        “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.24                        “Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

2.25                        “Other Stock-Based Award” means an Award of Common Stock and other awards (including awards of cash) made pursuant to Article VIII that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit, performance share award, or an award valued by reference to an Affiliate.

2.26                        “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.27                        “Participant” means an Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted pursuant to the Plan.

2.28                        “Permissible Transferee” means any Family Member.

2.29                        “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.30                        “Plan” means this Cerecor Inc. 2011 Stock Incentive Plan, as amended from time to time.

2.31                        “Registration Date” means the first date after the Effective Date (a) on which the Company sells its Common Stock in a bona fide underwriting pursuant to a registration statement under the Securities Act or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.

2.32                        “Restricted Stock” means a share of Common Stock issued under the Plan that is subject to restrictions pursuant to Article VII.

2.33                        “Restriction Period” has the meaning set forth in Section 7.1 with respect to Restricted Stock.

2.34                        “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.35                        “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulation or other official guidance promulgated thereunder.

2.36                        “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.  Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.37                        “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.  All Stock Options under the Plan shall be designated as Non-Qualified Stock Options or Incentive Stock Options, and shall be subject to the terms of, a written award agreement executed by the Company and the Participant.

2.38                        “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.39                        “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.40                        “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.41                        “Termination of Consultancy” means:  (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate.  In the event that a Consultant becomes or is an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director.  Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.42                        “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.43                        “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate.  In the event that an Eligible Employee becomes or is a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director.  Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.44                        “Transfer” means:  (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law).  “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1                               The Committee.  The Plan shall be administered and interpreted by the Committee.

3.2                               Grants of Awards.  The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Restricted Stock and (iii) Other Stock-Based Awards.  In particular, the Committee shall have the authority:

(a)                                 to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)                                 to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)                                  to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)                                 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)                                  to determine whether, to what extent and under what circumstances grants of Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f)                                   to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3;

(g)                                  to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h)                                 to determine whether to require an Eligible Employee, Non-Employee Director or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the Award;

(i)                                     to modify, extend or renew an Award, subject to Article XI, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

(j)                                    solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Awards or to purchase or pay for shares of Common Stock issuable pursuant to Awards under the Plan; and

(k)                                 generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3                               Guidelines.  Subject to Article XI, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.  The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan.  The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such domestic or foreign jurisdictions.

3.4                               Decisions Final.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5                               Procedures.  If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law.  A majority of the Committee members shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members.  Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be as fully effective as if it had been made by a vote at a meeting duly called and held.  The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6                               Designation of Consultants/Liability.  (a)      The Committee may, in its sole discretion and to the extent permitted by applicable law and applicable exchange rules, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)                                 The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.  Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.  The Committee, its members and any person designated pursuant to this Section 3.6 shall not be liable for any action or determination made in good faith with respect to the Plan.  To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7                               Indemnification.  To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith.  Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV

SHARE LIMITATIONS

4.1                               General Limitations.  The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan shall not exceed [Five Million (5,000,000)] shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.  If any Award granted under the Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying such Award shall again be available for the purposes of Awards under the Plan.  To the extent that a distribution pursuant to an Award is made in cash, the share reserve shall be reduced by the number of shares of Common Stock bearing a value equal to the amount of the cash distribution as of the time that such amount was determined.

4.2                               Changes.

(a)                                 The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or Other Extraordinary Event, or (vii) any other corporate act or proceeding.

(b)                                 Subject to the provisions of Section 4.2(d), if there shall occur any change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan and/or (iii) the purchase price thereof.  In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including, without limitation, by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan as it may deem appropriate.  Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan.  Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns.  In connection with any Section 4.2 Event, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor.  Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

Notwithstanding the foregoing, all adjustments contemplated in this Section 4.2 shall be effected in a manner intended to comply with Section 409A of the Code to the extent required under Section 409A of the Code.

(c)                                  Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be eliminated at the time of such adjustment by rounding-down for any fractional shares.  No fractional shares of Common Stock shall be issued under the Plan.  Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)                                 In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or any Other Stock Based Award that provides for a Participant elected exercise (“Exercisable Awards”), effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Exercisable Awards that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.  If the Acquisition Event does take place after giving such notice, any Exercisable Award not exercised prior to the date of the consummation of such Acquisition Event shall be forfeited simultaneous with the consummation of the Acquisition Event.  For the avoidance of doubt, in the event of an Acquisition Event, the Committee may, in its sole discretion, terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value without payment of consideration therefor.  If an Acquisition Event occurs but the Committee does not terminate the outstanding Exercisable Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article X shall apply.

4.3                               Minimum Purchase Price.  Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1                               General Eligibility.  All Eligible Employees, Non-Employee Directors and Consultants and prospective Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted

Non-Qualified Stock Options, Restricted Stock and Other Stock-Based Awards.  Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2                               Incentive Stock Options.  Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan.  Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3                               General Requirement.  The granting, vesting and exercise of Awards granted to a prospective Eligible Employee, Consultant or Non-Employee Director are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, provided that no Award may be granted to a prospective Eligible Employee, Consultant or Non-Employee Director unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions.

ARTICLE VI

STOCK OPTIONS

6.1                               Stock Options.  Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2                               Grants.  The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.  To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option.  The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

6.3                               Terms of Stock Options.  Stock Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)                                 Exercise Price.  The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)                                 Stock Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, that (i) no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and (ii) the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)                                  Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.  If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon the attainment of certain financial results or other criteria), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.  Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).  In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)                                 Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, a Stock Option may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be acquired.  Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price, to the extent authorized by the Committee; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion.  No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)                                  Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.  In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option.  Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f)                                   Form, Modification, Extension and Renewal of Stock Options.  Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion, (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that (x) the rights of a Participant are not reduced or adversely affected without his or her consent and (y) such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

(g)                                  Buyout and Settlement Provisions.  The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

(h)                                 Early Exercise.  The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to certain restrictions as determined by the Committee and be treated as Restricted Stock.  Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee, in its sole discretion, determines to be appropriate.

(i)                                     Other Terms and Conditions.  Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

RESTRICTED STOCK

7.1                               Awards of Restricted Stock.

(a)  Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan.  The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times within which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards.  The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine, in its sole discretion.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock that had vested in the period referred to above.

(b)                             The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock.  Within these limits, based on service, attainment of any performance goals and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

7.2                               Awards and Certificates.  An Eligible Employee, Consultant and Non-Employee Director selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award.  Further, such Award shall be subject to the following conditions:

(a)                                 Purchase Price.  The purchase price (if any) of Restricted Stock shall be determined by the Committee, but shall not be less than as permitted under applicable law.

(b)                                 Acceptance.  Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder and all applicable withholding taxes due upon the granting and acceptance of the Award (if any) in accordance with the provisions of Section 14.4.

(c)                                  Legend.  Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock.  Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Cerecor Inc. (the “Company”) 2011 Stock Incentive Plan (as the same may be amended or supplemented from time to time), and an Award agreement entered into between the registered owner and the Company dated             .  Copies of such Plan and Award agreement are on file at the principal office of the Company.”

(d)                                 Custody.  The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(e)                                  Rights as Stockholder.  Except as provided in this subsection and subsection (d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.  Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1                               Other Awards.  Other Stock-Based Awards may be granted either alone or in addition to or other Awards granted under the Plan to all eligible Participants pursuant to Article V.  Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.  The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

8.2                               Terms and Conditions.  Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a)                                 Dividends.  Unless otherwise determined by the Committee at the time of award, subject to the provisions of the Award agreement or grant letter and the Plan, the recipient of an Award under this Article VIII shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

(b)                                 Vesting.  Any Award under this Article VIII and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.  In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(c)                                  Waiver of Limitation.  The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to all or any portion of an Award under this Article VIII.

(d)                                 Price.  Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.  Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.  The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of the Plan.

(e)                                  Payment.  The form of payment for the Other Stock-Based Awards shall be specified in the Award agreement.

ARTICLE IX

NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY/DIRECTORSHIP

9.1                               Non-Transferability

(a)                                 Except as otherwise specifically provided herein, no Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution.  All Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.  Shares of Restricted Stock or Other Stock-Based Awards may not be Transferred prior to the date on which shares are issued, or if later, the date on which any applicable restriction, performance or deferral period lapses.  Any attempt to Transfer any such Award or share of Common Stock not in accordance with the provisions of Section 13.2 shall be void and immediately cancelled, and no Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

(b)                                 Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 9.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.  A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the Stock Option agreement.  Any shares of Common Stock acquired upon the exercise of a Stock Option by a Permissible Transferee of a Stock Option or a Permissible Transferee pursuant to a Transfer after the exercise of the Stock Option shall be subject to the terms of the Plan and the Stock Option agreement, including, without limitation, the provisions of Article XIII.

9.2                               Termination.  The following rules apply with regard to the Termination of a Participant.

(a)                                 Rules Applicable to Stock Options.  Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

(i)                                 Termination by Reason of Death or Disability.  If a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(ii)                              Involuntary Termination Without Cause.  If a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(iii)                           Voluntary Termination.  If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 9.2(a)(iv)(2)), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

(iv)                          Termination for Cause.  If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in subsection (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)                             Unvested Stock Options.  Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)                                 Rules Applicable to Restricted Stock and Other Stock-Based Awards.  Unless otherwise determined by the Committee at grant or, thereafter, upon a Participant’s Termination for any reason:  (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Other Stock-Based Awards shall be forfeited.

ARTICLE X

CHANGE IN CONTROL

Except as otherwise provided by the Committee in an Award agreement, in the event of a Change in Control of the Company after the Effective Date, the Committee may, but shall not be obligated to:

(a)                                 accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award; or

(b)                                 cancel Awards for fair value (as determined in good faith by the Committee) which, in the case of Options, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the shares of Common Stock subject to such Options) over the aggregate exercise price of such Options; or

(c)                                  provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion.

ARTICLE XI

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code as described below), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that if the Committee, in its sole discretion, determines that the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may be adversely impaired, the consent of such Participant shall be required; and provided further, only to the extent stockholder approval is required, without the approval of the stockholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would:

(a)                                 increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than due to an adjustment under Section 4.2);

(b)                                 change the classification of individuals eligible to receive Awards under the Plan;

(c)                                  decrease the minimum exercise price of any Stock Option;

(d)                                 extend the maximum Stock Option period under Section 6.3; or

(e)                                  require stockholder approval in order for the Plan to continue to comply with Section 422 of the Code to the extent applicable to Incentive Stock Options or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent.  Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award granted hereunder at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law.  Nothing in the Plan is intended to provide a guarantee of particular tax treatment to any Participant.

ARTICLE XII

UNFUNDED PLAN

The Plan is an “unfunded” plan for incentive and deferred compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIII

COMPANY CALL RIGHTS; RIGHTS OF FIRST REFUSAL;
APPROVED SALE

13.1                        Company Call Rights.

(a)                                 In the event of a Participant’s Termination for Cause or a Participant’s voluntary Termination within 90 days after the occurrence of an event that would be grounds for a Termination for Cause or the discovery that a Participant engaged in Detrimental Activity, the Company may at any time repurchase (or may cause its designee to repurchase) from the Participant (or his or her transferee) any shares of Common Stock previously acquired by the Participant through the exercise of a Stock Option or pursuant to Other Stock-Based Awards granted under the Plan at a repurchase price equal to the lesser of (A) the book value, if any, (B) the original purchase price or exercise price (as applicable), if any or (C) the Fair Market Value of a share of Common Stock on the date of Termination or the date of repurchase, as selected by the Committee.

(b)           In the event of a Participant’s Termination for Cause or a Participant’s voluntary Termination within 90 days after the occurrence of an event that would be grounds for a Termination for Cause or the discovery that a Participant engaged in Detrimental Activity, the Company may repurchase (or may cause its designee to repurchase) from the Participant (or his or her transferee) any shares of Common Stock previously acquired by the Participant pursuant to Restricted Stock granted under the Plan at a repurchase price equal to the lesser of (A) the book value, if any, (B) the Fair Market Value of a share of Common Stock on the date of grant or (C) the Fair Market Value of a share of Common Stock on the date of Termination or the date of repurchase, as selected by the Committee.

(c)           In the event of a Termination for any reason other than for Cause (including Termination due to death, Disability, involuntary termination without Cause or resignation), the Company may at any time within the later of one year after (i) a Participant incurs a Termination or (ii) the date a Participant acquires shares of Common Stock upon the exercise of a Stock Option following his or her Termination for any reason other than for Cause: (A) repurchase (or may cause its designee to purchase) from the Participant the outstanding vested portion of the Option based on the difference between the exercise price of a share of Common Stock relating to such Stock Option and the Fair Market Value of a share of Common Stock on the date of repurchase and (B) repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the exercise of a Stock Option, which solely to the extent necessary to avoid adverse accounting consequences for the Company, have been held by a Participant for at least six months and one day (or such other period necessary to avoid such a charge) at a repurchase price equal to the Fair Market Value on the date of repurchase.

(d)           In the event of a Termination for any reason other than for Cause (including Termination due to death, Disability, involuntary termination without Cause or resignation), the Company may at any time within one year after a Participant incurs a Termination other than for Cause repurchase  (or may cause its designee to purchase) from the Participant any shares of Common Stock previously acquired by the Participant pursuant to Restricted Stock or Other Stock-Based Awards under the Plan, which solely to the extent necessary to avoid adverse accounting consequences for the Company, have been held by a Participant for at least six months and one day (or such other period necessary to avoid such a charge), at a repurchase price equal to Fair Market Value on the date of repurchase.

(e)           (i)            If the Company elects to exercise call rights under this Section 13.1, it shall do so by delivering to the Participant a notice of such election, specifying the number of shares to be purchased and the closing date and time that, solely for purposes of subsections (c) and (d), is within the applicable one year period.  Such closing shall take place at the Company’s principal executive offices.

(ii)           At such closing, the Company will pay the Participant the repurchase price as specified in this Section 13.1 in cash, or by cancellation of indebtedness of the Participant to the Company.

13.2        Transfer Limit.

(a)           Restrictions on Transfer.  No Participant shall, directly or indirectly, prior to the Registration Date or such other date determined by the Committee, Transfer any shares of Common Stock acquired through the exercise of a Stock Option or pursuant to Restricted Stock or Other Stock-Based Award under the Plan prior to the Participant’s Termination and expiration of the time period provided in Sections 13.1(a) through (d) hereof (the “Transfer Restriction

Period”).  Notwithstanding the foregoing, the Participant shall have the right to Transfer such shares of Common Stock to a Permissible Transferee who takes the shares subject to the terms of the Plan and applicable Award agreement  provided that such Transfer shall not be effective unless and until the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws.

(b)           Right of First Refusal. After the Transfer Restriction Period, no Participant shall Transfer any Common Stock acquired through the exercise of a Stock Option or pursuant to Restricted Stock or Other Stock-Based Award under the Plan to any Person other than a Permissible Transferee unless in each such instance the Participant (or his or her estate or legal representative) shall have first offered to the Company the Common Stock proposed to be Transferred pursuant to a bona fide offer to a third party.

(c)           Notice of Proposed Transfer.  Prior to any proposed Transfer of the Common Stock acquired through the exercise of a Stock Option or pursuant to Restricted Stock or Other Stock-Based Award under the Plan, the Participant shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed Transfer, including the number of shares of Common Stock, the name and address of the proposed Transferee (the “Proposed Transferee”) and, if the Transfer is voluntary, the proposed Transfer price, and containing such information necessary to show that the Participant has obtained a bona fide binding offer to Transfer the Common Stock for cash from a third party.  The Participant shall provide a separate Transfer Notice with regard to each Proposed Transferee.  The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding and unconditional commitment of the Participant and the Proposed Transferee for the Transfer of the Common Stock to the Proposed Transferee for cash subject only to the right of first refusal specified herein.

(d)           Bona Fide Transfer.  If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary Transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described herein, and the Participant shall have no right to Transfer the Common Stock without first complying with this procedure.  The Participant shall not be permitted to Transfer the Common Stock if the proposed Transfer is not bona fide.

(e)           Exercise of Right of First Refusal.  If the Company determines the proposed Transfer to be a bona fide Transfer, the Company shall have the right to repurchase all or any part of the shares of Common Stock at the proposed Transfer price per share, by delivering to the Participant (or his or her estate or legal representative) written notice of such exercise within 30 days after the date the Company has determined that the proposed Transfer is bona fide.  The Company’s exercise or failure to exercise the right of first refusal with respect to any proposed Transfer described in a Transfer Notice shall not affect the Company’s right to exercise the right of first refusal with respect to any proposed Transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed Transfer to the same Proposed Transferee.  If the Company exercises the right of first refusal, the Company and the Participant shall thereupon consummate the sale of the Common Stock to the Company within five days after the date the Company has decided to exercise the right of first refusal described herein (unless a longer period is offered by the Proposed Transferee).  For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.

(f)            Failure to Exercise Right of First Refusal.  If the Company fails to exercise the right of first refusal with respect to any share of Common Stock within the period specified in subsection (e) above, and the Company has not given notice to the Participant that the proposed Transfer is not a bona fide Transfer pursuant to subsection (d) above, the Participant may conclude a Transfer to the Proposed Transferee of the Common Stock on the terms and conditions described in the Transfer Notice, provided such Transfer occurs not later than five days after the date the Company has determined not to exercise the right of first refusal described herein.  The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer of the Common Stock was actually carried out on the terms and conditions described in the Transfer Notice.  No Common Stock shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed Transfer as bona fide.  Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Participant (or his or her estate or legal representative), shall again be subject to the right of first refusal and shall require compliance by the Participant with the procedure described in this Section 13.2.

(g)           Assignment of Right of First Refusal.  The Company shall have the right to assign the right of first refusal at any time, whether or not there has been an attempted Transfer, to one or more persons as may be selected by the Company, from time to time.

(h)           Application to Transferees.  This Section 13.2 shall apply to any Permissible Transferee in the same manner as it applies to a Participant.

13.3        Alternative Call Rights, Rights of First Refusal and Other Rights.  The Committee may provide in the applicable Award agreement alternative (or no) call rights and/or rights of first refusal and/or other rights at the time of grant (or, thereafter, if no rights of the Participant are reduced) as it may decide in its sole discretion.  Notwithstanding anything herein to the contrary, if a Participant executes a stockholder’s agreement (or similar agreement) that provides call rights and/or rights of first refusal or rights of first offer, the provisions in the stockholder’s agreement (or similar agreement) shall control to the extent they are inconsistent with this Article XIII.

13.4        Approved Sale.

(a)           If the Board and stockholders having the requisite voting power at law and under the Corporation’s governing documents (including, without limitation, the Stockholders’ Agreement) approve a sale of all or substantially all of the assets of the Company or a sale of all (or, for accounting, tax or other reasons, substantially all) of the outstanding shares of Common Stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an independent third party or group of independent third parties or any other action constituting a Liquidation Event (as such term is defined in the Corporation’s certificate of incorporation from time to time) (each such sale or Liquidation Event, an “Approved Sale”), then each holder of shares of Common Stock issued pursuant to an Award under this Plan (“Issued Shares”) will vote for, consent to and raise no objections against such Approved Sale.  If the Approved Sale is structured as (i) a merger or consolidation, each holder of Issued Shares will waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of Issued Shares will agree to sell all of his or her Issued Shares on the terms and conditions approved by the holders of a majority of the shares of voting Common Stock then outstanding.  Each holder of Issued Shares or Options, as applicable, will take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Company including, without limitation, executing any applicable purchase agreement and, if necessary, exercising any Options.  Each holder of Issued Shares, upon execution of the applicable option agreement, irrevocably constitutes and appoints the Company the true and lawful attorney of such holder, with full power of substitution, in the name of such holder or the Company to give effect to this Section 13.4, including the execution of any documentation necessary to transfer ownership of Issued Shares pursuant to an Approved Sale.  Each holder of Issued Shares, upon execution of the applicable option agreement, agrees that the powers granted to the Company in the immediately preceding sentence are coupled with an interest and are irrevocable by any holder of Issued Shares.

(b)           If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company.  If any holder of Issued Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Issued Shares declines to appoint the purchaser representative reasonably designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

(c)           In the event of an Approved Sale, each Participant and all shares of Common Stock of the Participant covered by an Award shall, except to the extent otherwise determined by the Board, be subject to substantially the same escrow, indemnification and similar obligations, contingencies and encumbrances contained in the definitive agreement relating to the Approved Sale as holders of Common Stock may be subject (including, without limitation, the requirement to contribute a proportionate amount of the shares of Common Stock (or any cash or property that may be received upon exercise or exchange of an Award) to an escrow fund, or otherwise have a proportionate amount of the shares of Common Stock (or any cash or property that may be received upon exercise or exchange of an Award) encumbered by the indemnification, escrow and similar provisions of such definitive agreement).  By accepting an Award, a Participant  agrees to execute such documents and instruments as the Board may reasonably require for the Participant to be bound by such obligations.  In the event that a Participant fails or refuses to execute such documents and instruments, his or her Award shall be canceled and be of no further force and effect, upon the consummation of an Approved Sale, unless (i) otherwise determined by the Board, or (ii) previously exercised for Issued Shares to the extent exercisable.

(d)           Each holder of Issued Shares will bear their pro rata share (based upon the amount of consideration received) of the costs of any sale of Issued Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party.  Costs incurred by any holder of Issued Shares on his or her own behalf will not be considered costs of the transaction hereunder.

13.5        Effect of Registration.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Company shall cease to have rights pursuant to this Article XIII on and after the Registration Date.

ARTICLE XIV

GENERAL PROVISIONS

14.1        Legend.  The Committee may require each person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request.  In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2        Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3        No Right to Employment/Consultancy/Directorship.  Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

14.4        Withholding of Taxes.  The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.  Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.  Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the advanced consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.   Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5        Listing and Other Conditions.

(a)           Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Award with respect to such shares shall be suspended until such listing has been effected.

(b)           If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

(c)           Upon termination of any period of suspension under this Section 14.5, an Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)           A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.6        Stockholders Agreement and Other Requirements.  Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award granted under the Plan, the Participant shall execute and deliver, to the extent required by the Committee, a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish.  Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation.  The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder’s agreement or other agreement.

14.7        Governing Law.  The Plan and the actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.8        Construction.  Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.9        Other Benefits.  No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.10      Costs.  The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Award granted hereunder.

14.11      No Right to Same Benefits.  The provisions of Awards need not be the same with respect to each Participant, and Awards granted to individual Participants need not be the same.

14.12      Death/Disability.  The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award.  The Committee may, in its sole discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.13      Severability of Provisions.  If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included; provided, however, that if the Company’s call rights and rights of first refusal set forth in Article XIII shall be held invalid or unenforceable, the Awards granted under the Plan shall be cancelled and terminated.

14.14      Headings and Captions.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

14.15      Securities Act Compliance.  Except as the Company or Committee shall otherwise determine, the Plan is intended to comply with Section 4(2) or Rule 701 of the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.

14.16      Successors and Assigns.  The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.17      Payment to Minors, Etc.  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.18      Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock  (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”).  The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

14.19      No Rights as Stockholder.  Except as provided in Article VII with respect to Restricted Stock or Article VIII with respect to Other Stock-Based Awards, subject to the provisions of the Award agreement, no Participant or Permissible Transferee shall have any rights as a stockholder of the Company with respect to any Award until such individual becomes the holder of record of the shares of Common Stock underlying the Award.

14.20      Section 409A of the Code.  To the extent applicable, the Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.  To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

14.21      Consideration.  Awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of an Award to be made to a new Eligible Employee, Non-Employee Director, or Consultant who has not performed prior services for the Company, the Company will require payment of the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with Delaware General Corporation Law.

ARTICLE XV

EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board or such later date as provided in the adopting resolution, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board.

ARTICLE XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted by the Board and the date of stockholder approval, but Awards granted prior to such tenth anniversary may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date.

AMENDMENT NO. 1

TO THE

CERECOR INC. 2011 STOCK INCENTIVE PLAN

WHEREAS, Cerecor Inc. (the “Company”) maintains the Cerecor Inc. 2011 Stock Incentive Plan (the “Plan”);

WHEREAS, pursuant to Article XI of the Plan, the Board of Directors of the Company (the “Board”) and the committee appointed by the Board to administer the Plan (the “Committee”) each have the right, with the approval of the stockholders of the Company, to amend the Plan to increase the aggregate number of shares of the Company’s common stock subject to awards under the Plan; and

WHEREAS, the Committee, Board and the requisite number of stockholders of the Corporation have approved this amendment.

NOW, THEREFORE, the Plan is amended as follows:

1.             The first sentence of Section 4.1 of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

“The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan shall not exceed Eight Million (8,000,000) shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.”

2.             The Plan, as amended or modified hereby, is in full force and effect as of the date hereof.

IN WITNESS WHEREOF, this amendment has been executed as of the 10th day of January, 2012.

CERECOR INC.

By:	/s/ Dr. Blake Paterson
Dr. Blake Paterson
Chief Executive Officer

AMENDMENT NO. 2

TO THE

CERECOR INC. 2011 STOCK INCENTIVE PLAN

WHEREAS, Cerecor Inc. (the “Company”) maintains the Cerecor Inc. 2011 Stock Incentive Plan (the “Plan”);

WHEREAS, pursuant to Article XI of the Plan, the Board of Directors of the Company (the “Board”) and the committee appointed by the Board to administer the Plan (the “Committee”) each have the right, with the approval of the stockholders of the Company, to amend the Plan to increase the aggregate number of shares of the Company’s common stock subject to awards under the Plan; and

WHEREAS, the Committee, Board and the requisite number of stockholders of the Corporation have approved this amendment.

NOW, THEREFORE, the Plan is amended as follows:

1. The first sentence of Section 4.1 of the Plan is deleted in its entirety and the following is substituted in lieu thereof: the date hereof.

“The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan shall not exceed Nineteen Million Seven Hundred Twenty Four Thousand Five (19,724,005) shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.”

2. The Plan, as amended or modified hereby, is in full force and effect as of the date hereof.

IN WITNESS WHEREOF, this amendment has been executed as of the 8th day of July, 2013.

CERECOR INC.

By:	/s/ Dr. Blake Paterson
Dr. Blake Paterson
Chief Executive Officer

MODEL ISO – ELIGIBLE EMPLOYEES

INCENTIVE STOCK OPTION AGREEMENT

PURSUANT TO THE

CERECOR, INC.

2011 STOCK INCENTIVE PLAN

This INCENTIVE STOCK OPTION AGREEMENT (“Agreement”), dated as of [•], 20[•] by and between Cerecor, Inc. (the “Company”) and [•] (the “Participant”).

Preliminary Statement

The Board of Directors of the Company, or a committee (the “Committee”) appointed by the Board of Directors of the Company to administer the Cerecor, Inc. 2011 Stock Incentive Plan (the “Plan”), has authorized this grant of an incentive stock option (the “Stock Option”) on [•], 20[•] (the “Grant Date”) to purchase the number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), subject to the restrictions set forth in the Plan and in this Agreement, to the Participant, as an Eligible Employee of the Company or an Affiliate (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”).  Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan.  A copy of the Plan is attached hereto as Exhibit A.  By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.             Tax Matters.  The Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.  Notwithstanding the foregoing, the Stock Option will not qualify as an “incentive stock option,” among other events, (a) if the Participant disposes of the Common Stock acquired pursuant to the Stock Option at any time during the two-year period following the Grant Date or the one-year period following the date of any exercise of the Stock Option; (b) except in the event of the Participant’s death or Disability, if the Participant is not employed by the Company, a Parent or a Subsidiary at all times during the period beginning on the Grant Date and ending on the day that is three (3) months before the date of any exercise of the Stock Option; or (c) to the extent the aggregate fair market value of the Common Stock subject to “incentive stock options” held by the Participant which become exercisable for the first time in any calendar year (under all plans of the Company, a Parent or a Subsidiary) exceeds $100,000.  For purposes of clause (c) above, the “fair market value” of the Common Stock shall be determined as of the Grant Date.  To the extent that the Stock Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Stock Option and shall constitute a separate non-qualified stock option.  In the event that the Participant disposes of the Common Stock issued upon exercise of the Stock Option within either two (2) years following the Grant Date or one (1) year following the date of exercise of the Stock Option, the Participant must deliver to the Company, within seven (7) days following such disposition, a written notice specifying the date on which such shares were disposed of, the number of shares so disposed, and, if such disposition was by a sale or exchange, the amount of consideration received.

2.             Grant of Stock Option.  Subject to the restrictions, terms and conditions of this Agreement and the Plan, the Company hereby awards to the Participant an Incentive Stock Option to purchase from the Company [•] shares of Common Stock, at a price per share of $[•] (the “Exercise Price”).(1)

3.             Vesting and Exercise.

(a)   In General.  The Stock Option shall vest and become exercisable as provided below, which shall be cumulative.  To the extent that the Stock Option has become exercisable with respect to a number of shares of Common Stock as provided below, the Stock Option may thereafter be exercised by the Participant, in whole or in part, at any time prior to the expiration of the Stock Option as provided herein and in accordance with Section 6.3(d) of the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Exercise Price multiplied by the number of shares underlying the portion of the Stock Option exercised.  Upon expiration of the Stock Option, the Stock Option shall be canceled and no longer exercisable.  The following table indicates each date upon which the Participant shall be entitled to exercise the Stock Option with respect to the percentage indicated beside that date, provided, that the Participant has not had a Termination of Employment any time prior to the applicable vesting date:(2)

Vesting Date	Percent Vested

First anniversary of Grant Date	[33 1/3%]

Second anniversary of Grant Date	[33 1/3%]

Third anniversary of Grant Date	[33 1/3%]

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

(b)   Issuance of Shares.  When the Stock Option is exercised, the Company shall promptly issue and deliver, unless the Company is using book entry, to the Participant a new stock certificate registered in the name of the Participant for shares of Common Stock that have been exercised.

4.             Stock Option Term.  The term of each Stock Option shall be [ten (10)](3) years after the Grant Date, subject to earlier termination in the event of the Participant’s Termination as specified in Section 5 below.

5.             Termination.

(a)   Subject to the terms of the Plan and this Agreement, the Stock Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as provided in Section 9.2(a) of the Plan.

(b)           Any portion of the Stock Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(1)  The Exercise Price must be the fair market value as of the Grant Date to be exempt from 409A and to be treated as an Incentive Stock Option.

(2)  The following 3 year vesting schedule matches the vesting schedule in the Restricted Stock agreement.  The Committee may provide for a different vesting schedule at the time of grant.

(3)  The term of any incentive stock option granted to a 10% stockholder cannot be more than 5 years from the Grant Date.

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6.             Restriction on Transfer of Stock Option.  No part of the Stock Option shall be Transferable other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant’s guardian or legal representative.  In addition, the Stock Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Stock Option shall not be subject to execution, attachment or similar process.  Upon any attempt to Transfer the Stock Option or in the event of any levy upon the Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such transfer shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

7.             Detrimental Activity.  (a) In the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, the Stock Option shall thereupon terminate and expire, (b) as a condition of the exercise of the Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (c) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

8.             Company Call Rights; Right of First Refusal; Approved Sale.  The Stock Option is subject to the Company call rights, right of first refusal and approved sale provisions as provided in Article XIII of the Plan.  To ensure that the Common Stock issuable upon exercise of the Option are not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may retain the certificates evidencing the Common Stock to be issued upon the exercise of the Option.

9.             Legends.  Upon exercise of the Stock Option and the issuance of Common Stock hereunder, the Committee may require the Participant to represent to and agree with the Company in writing that the Participant is acquiring the Common Stock without a view to distribution thereof.  In addition to any legend required by the Plan, the certificates for such Common Stock may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.  All certificates for Common Stock delivered hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or any applicable Federal, state or other securities law or other applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.          Securities Representations.  Unless and until the Common Stock underlying the Stock Option is registered pursuant to the Securities Act, the Company shall rely upon the following express representations and warranties of the Participant:

(a)           The Participant is acquiring and will hold the Common Stock underlying the Stock Option for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

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(b)           The Participant has been advised that the Common Stock underlying the Stock Option has not been registered under the Securities Act or other applicable securities laws on the ground that no distribution or public offering of the securities is to be effected (it being understood, however, that the securities are being issued and sold in reliance on the exemption provided under Rule 701 promulgated under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and reasaonably satisfactory to the Company and its counsel) that registration is not required.  In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this section.  The Participant further acknowledges and understands that the Company is under no obligation hereunder to register such Common Stock.

(c)           The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.  The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d)           The Participant will not sell, transfer or otherwise dispose of the Common Stock underlying the Stock Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws.  The Participant agrees that the Participant will not dispose of such Common Stock unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e)           The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock underlying the Stock Option, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f)    The Participant is aware that an investment in the Company is a highly speculative investment that has limited liquidity and is subject to the risk of complete loss.  The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock underlying the Stock Option for an indefinite period and to suffer a complete loss of his investment in such Common Stock.

11.          No Rights as a Stockholder.  The Participant shall have no rights as a stockholder of the Company with respect to any Common Stock covered by the Stock Option unless and until the Participant has become the holder of record of the Common Stock, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Common Stock, except as otherwise specifically provided for in the Plan.

12.          Provisions of Plan Control.  This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time.  The Plan is incorporated herein by reference.  If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any exercise notice or other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant with respect to the

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subject matter hereof.  Except with respect to a written amendment to this Agreement between the Company and the Participant, the Participant may only rely upon the Plan and this Agreement with respect to the Participant’s rights and obligations hereunder and may not rely on any representation or statement made by the Company or its Affiliates or any of its or their officers, directors, employees or agents, whether written or oral, regarding the Participant’s participation in the Plan and any rights thereunder.  Neither the Company nor any of its Affiliates guarantee the current or future value of the Stock Option or the performance of the Common Stock underlying the Stock Option.

13.          Notices.  Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by regular United States mail, first class and prepaid, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

If to the Company, to:

Cerecor Inc.

[Address]

Attention:  [•]

If to the Participant, to the address on file with the Company.

14.          No Obligation to Continue Employment.  This Agreement is not an agreement of employment.  This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.

15.          Stockholders Agreement and Other Requirements.  As a condition to the receipt of shares of Common Stock pursuant to a Stock Option under the Plan, to the extent required by the Committee, the Participant shall execute and deliver, to the extent required by the Committee, a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish.  Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation and shall be in such form as the Committee may determine in its sole discretion.  The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder’s agreement or other agreement, including without limitation an agreement to be bound by a lockup or similar agreement as contemplated by Section 14.18 of the Plan.

16.          Uncertificated Shares.  Notwithstanding anything else herein, to the extent permitted under applicable federal or state law, the Committee may, issue the shares of Common Stock in the form of uncertificated shares.  Such uncertificated shares of Common Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant.  If thereafter certificates are issued with respect to the uncertificated shares of Common Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

17.          Governing Law; Consent to Jurisdiction.  All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law principles thereof.  With regard to any dispute arising hereunder, by accepting the grant of the Stock Option, the Participant consents to exclusive jurisdiction in the Federal and State courts of the State of New York,

5

located in the Borough of Manhattan, for any and all disputes relating to the Plan and this Agreement and irrevocably waives any immunity from the jurisdiction of such courts and any claim of improper venue, forum non conveniens or any similar objection which such Participant might otherwise be entitled to raise in any suit, action or proceeding in such courts with respect to a dispute relating to this Agreement.

18.          Withholding of Taxes.  The Company shall have the right to require, prior to the issuance or delivery of any Common Stock hereunder, payment by the Participant of, any Federal, state, local or foreign taxes required by law to be withheld.  Any statutorily required withholding obligation with regard to the Participant may be satisfied, subject to the advanced consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable upon exercise of the Stock Option or by delivering shares of Common Stock already owned.  Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

19.          Section 409A.  Although the Company does not guarantee to a Participant any particular tax treatment of the Stock Option, the Stock Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

20.          Amendment.  The Board or the Committee may at any time amend, suspend or terminate this Agreement subject to the terms of the Plan.

21.          NO ACQUIRED RIGHTS.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT: (A) THE COMPANY MAY TERMINATE OR AMEND THE PLAN AT ANY TIME; (B) THE AWARD MADE UNDER THIS AGREEMENT IS COMPLETELY INDEPENDENT OF ANY OTHER AWARD OR GRANT AND IS MADE AT THE SOLE DISCRETION OF THE COMPANY; AND (C) NO PAST GRANTS OR AWARDS (INCLUDING, WITHOUT LIMITATION, THE STOCK OPTION AWARDED HEREUNDER) GIVE THE GUARANTEE ANY RIGHT TO ANY GRANTS OR AWARDS IN THE FUTURE WHATSOEVER.

22.          WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE PLAN OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR THE PLAN.

23.          Counterparts.  This Agreement may be executed with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

24.          Miscellaneous.

(a)           This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

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(b)           The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(Signature Page to Follow)

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

CERECOR, INC.

By:
Name:
Title:

[Participant’s Name]

8

EXHIBIT A

Cerecor Inc. 2011 Stock Incentive Plan

(provided separately)

MODEL NQSO — ELIGIBLE EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

CERECOR, INC.

2011 STOCK INCENTIVE PLAN

This NONQUALIFIED STOCK OPTION AGREEMENT (“Agreement”), dated as of [•], 20[•] by and between Cerecor, Inc. (the “Company”) and [•] (the “Participant”).

Preliminary Statement

The Board of Directors of the Company, or a committee (the “Committee”) appointed by the Board of Directors of the Company to administer the Cerecor, Inc. 2011 Stock Incentive Plan (the “Plan”), has authorized this grant of a nonqualified stock option (the “Stock Option”) on [•], 20[•] (the “Grant Date”) to purchase the number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), subject to the restrictions set forth in the Plan and in this Agreement, to the Participant, as an Eligible Employee of the Company or an Affiliate (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”).  Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan.  A copy of the Plan is attached hereto as Exhibit A.  By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.                                      Tax Matters.  No part of the Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.                                      Grant of Stock Option.  Subject to the restrictions, terms and conditions of this Agreement and the Plan, the Company hereby awards to the Participant a Nonqualified Stock Option to purchase from the Company [•] shares of Common Stock, at a price per share of $[•] (the “Exercise Price”).(1)

3.                                      Vesting and Exercise.

(a)         In General.  The Stock Option shall vest and become exercisable as provided below, which shall be cumulative.  To the extent that the Stock Option has become exercisable with respect to a number of shares of Common Stock as provided below, the Stock Option may thereafter be exercised by the Participant, in whole or in part, at any time prior to the expiration of the Stock Option as provided herein and in accordance with Section 6.3(d) of the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Exercise Price multiplied by the number of shares underlying the portion of the Stock Option exercised. Upon expiration of the Stock Option, the Stock Option shall be canceled and no longer exercisable.  The following table indicates each date upon which the Participant shall be entitled

(1)  The Exercise Price must be the fair market value as of the Grant Date to be exempt from 409A.  For private companies, there is a safe harbor approach of using a valuation by an independent appraiser, subject to certain conditions and qualifications.

to exercise the Stock Option with respect to the percentage indicated beside that date, provided, that the Participant has not had a Termination of Employment any time prior to the applicable vesting date:(2)

Vesting Date	Percent Vested
First anniversary of Grant Date	[33 1/3%]
Second anniversary of Grant Date	[33 1/3%]
Third anniversary of Grant Date	[33 1/3%]

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

(b)         Issuance of Shares.  When the Stock Option is exercised, the Company shall promptly issue and deliver, unless the Company is using book entry, to the Participant a new stock certificate registered in the name of the Participant for shares of Common Stock that have been exercised.

4.                                      Stock Option Term.  The term of each Stock Option shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s Termination as specified in Section 5 below.

5.                                      Termination.

(a)         Subject to the terms of the Plan and this Agreement, the Stock Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as provided in Section 9.2(a) of the Plan.

(b)                                 Any portion of the Stock Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

6.                                      Restriction on Transfer of Stock Option.  No part of the Stock Option shall be Transferable other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant’s guardian or legal representative.  In addition, the Stock Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Stock Option shall not be subject to execution, attachment or similar process.  Upon any attempt to Transfer the Stock Option or in the event of any levy upon the Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such transfer shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

7.                                      Detrimental Activity.  (a) In the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, the Stock Option shall thereupon terminate and expire, (b) as a condition of the exercise of the Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (c) in the event the

(2)  The following 3 year vesting schedule matches the vesting schedule in the Restricted Stock agreement.  The Committee may provide for a different vesting schedule at the time of grant.

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Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

8.                                      Company Call Rights; Right of First Refusal; Approved Sale.  The Stock Option is subject to the Company call rights, right of first refusal and approved sale provisions as provided in Article XIII of the Plan.  To ensure that the Common Stock issuable upon exercise of the Option are not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may retain the certificates evidencing the Common Stock to be issued upon the exercise of the Option.

9.                                      Legends.  Upon exercise of the Stock Option and the issuance of Common Stock hereunder, the Committee may require the Participant to represent to and agree with the Company in writing that the Participant is acquiring the Common Stock without a view to distribution thereof.  In addition to any legend required by the Plan, the certificates for such Common Stock may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.  All certificates for Common Stock delivered hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or any applicable Federal, state or other securities law or other applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.                               Securities Representations.  Unless and until the Common Stock underlying the Stock Option is registered pursuant to the Securities Act, the Company shall rely upon the following express representations and warranties of the Participant:

(a)                                 The Participant is acquiring and will hold the Common Stock underlying the Stock Option for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)                                 The Participant has been advised that the Common Stock underlying the Stock Option has not been registered under the Securities Act or other applicable securities laws on the ground that no distribution or public offering of the securities is to be effected (it being understood, however, that the securities are being issued and sold in reliance on the exemption provided under Rule 701 promulgated under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and reasaonably satisfactory to the Company and its counsel) that registration is not required.  In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this section.  The Participant further acknowledges and understands that the Company is under no obligation hereunder to register such Common Stock.

(c)                                  The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.  The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

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(d)                                 The Participant will not sell, transfer or otherwise dispose of the Common Stock underlying the Stock Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws.  The Participant agrees that the Participant will not dispose of such Common Stock unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e)                                  The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock underlying the Stock Option, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f)           The Participant is aware that an investment in the Company is a highly speculative investment that has limited liquidity and is subject to the risk of complete loss.  The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock underlying the Stock Option for an indefinite period and to suffer a complete loss of his investment in such Common Stock.

11.                               No Rights as a Stockholder.  The Participant shall have no rights as a stockholder of the Company with respect to any Common Stock covered by the Stock Option unless and until the Participant has become the holder of record of the Common Stock, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Common Stock, except as otherwise specifically provided for in the Plan.

12.                               Provisions of Plan Control.  This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time.  The Plan is incorporated herein by reference.  If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any exercise notice or other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.  Except with respect to a written amendment to this Agreement between the Company and the Participant, the Participant may only rely upon the Plan and this Agreement with respect to the Participant’s rights and obligations hereunder and may not rely on any representation or statement made by the Company or its Affiliates or any of its or their officers, directors, employees or agents, whether written or oral, regarding the Participant’s participation in the Plan and any rights thereunder.  Neither the Company nor any of its Affiliates guarantee the current or future value of the Stock Option or the performance of the Common Stock underlying the Stock Option.

13.                               Notices.  Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by regular United States mail, first class and prepaid, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

If to the Company, to:

Cerecor Inc.

[Address]

Attention:  [•]

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If to the Participant, to the address on file with the Company.

14.                               No Obligation to Continue Employment.  This Agreement is not an agreement of employment.  This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.

15.                               Stockholders Agreement and Other Requirements.  As a condition to the receipt of shares of Common Stock pursuant to a Stock Option under the Plan, to the extent required by the Committee, the Participant shall execute and deliver, to the extent required by the Committee, a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish.  Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation and shall be in such form as the Committee may determine in its sole discretion.  The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder’s agreement or other agreement, including without limitation an agreement to be bound by a lockup or similar agreement as contemplated by Section 14.18 of the Plan.

16.                               Uncertificated Shares.  Notwithstanding anything else herein, to the extent permitted under applicable federal or state law, the Committee may, issue the shares of Common Stock in the form of uncertificated shares.  Such uncertificated shares of Common Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant.  If thereafter certificates are issued with respect to the uncertificated shares of Common Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

17.                               Governing Law; Consent to Jurisdiction.  All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law principles thereof.  With regard to any dispute arising hereunder, by accepting the grant of the Stock Option, the Participant consents to exclusive jurisdiction in the Federal and State courts of the State of New York, located in the Borough of Manhattan, for any and all disputes relating to the Plan and this Agreement and irrevocably waives any immunity from the jurisdiction of such courts and any claim of improper venue, forum non conveniens or any similar objection which such Participant might otherwise be entitled to raise in any suit, action or proceeding in such courts with respect to a dispute relating to this Agreement.

18.                               Withholding of Taxes.  The Company shall have the right to require, prior to the issuance or delivery of any Common Stock hereunder, payment by the Participant of, any Federal, state, local or foreign taxes required by law to be withheld.  Any statutorily required withholding obligation with regard to the Participant may be satisfied, subject to the advanced consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable upon exercise of the Stock Option or by delivering shares of Common Stock already owned.  Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

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19.                               Section 409A.  Although the Company does not guarantee to a Participant any particular tax treatment of the Stock Option, the Stock Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

20.                               Amendment.  The Board or the Committee may at any time amend, suspend or terminate this Agreement subject to the terms of the Plan.

21.                               NO ACQUIRED RIGHTS.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT: (A) THE COMPANY MAY TERMINATE OR AMEND THE PLAN AT ANY TIME; (B) THE AWARD MADE UNDER THIS AGREEMENT IS COMPLETELY INDEPENDENT OF ANY OTHER AWARD OR GRANT AND IS MADE AT THE SOLE DISCRETION OF THE COMPANY; AND (C) NO PAST GRANTS OR AWARDS (INCLUDING, WITHOUT LIMITATION, THE STOCK OPTION AWARDED HEREUNDER) GIVE THE GUARANTEE ANY RIGHT TO ANY GRANTS OR AWARDS IN THE FUTURE WHATSOEVER.

22.                               WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE PLAN OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR THE PLAN.

23.                               Counterparts.  This Agreement may be executed with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

24.                               Miscellaneous.

(a)                                 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

(b)                                 The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(Signature Page to Follow)

6

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

CERECOR, INC.

By:
Name:
Title:

[Participant’s Name]

7

EXHIBIT A

Cerecor Inc. 2011 Stock Incentive Plan

(provided separately)